UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2011
MCJUNKIN RED MAN HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-153091 (Commission File Number)	20-5956993 (I.R.S. Employer Identification Number)
2 Houston Center
909 Fannin, Suite 3100, Houston, TX 77010
(Address of principal executive offices, including zip code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On October 20, 2011, McJunkin Red Man Holding Corporation (the “Company”) issued a press release announcing its estimated financial results for the quarter ended September 30, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
The information in Item 2.02 of this current report on Form 8-K and Exhibit 99.1 attached hereto is being “furnished” and is not deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor is it deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
The following exhibit is being furnished as part of this report:
99.1      News Release of McJunkin Red Man Holding Corporation dated October 20, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: October 20, 2011

MCJUNKIN RED MAN HOLDING CORPORATION
By:	/s/ James F. Underhill
James F. Underhill
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	News Release of McJunkin Red Man Holding Corporation dated October 20, 2011